UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2008

LODGE BAY OIL & GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51973
(Commission File Number)

98-0441419
(IRS Employer Identification No.)

#314-837 W. Hastings St., Vancouver, British Columbia V6C 3N6
(Address of principal executive offices and Zip Code)

604-684-6412
Registrant's telephone number, including area code

4 – 3750 Edgemont Blvd, North Vancouver, BC, Canada V7R 2P7
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective April 1, 2008, Barry Swanson resigned as president, secretary, treasurer and as a director of our company and Christine Kilbourn was appointed president, secretary and treasurer.

Our board of directors now consists solely of Christine Kilbourn.

There are no family relationships between any of our directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGE BAY OIL & GAS CORP.

/s/ Christine Kilbourn
Christine Kilbourn, President

Date: April 9, 2008